Exhibit 24.1
TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ David P. Abney
David P. Abney
Jan 23, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ George S. Barrett
George S. Barrett
Jan 26, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords for electronic filings with the SEC, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Stephen B. Bratspies
Stephen B. Bratspies
Jan 9, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Gail K. Boudreaux
Gail K. Boudreaux
Jan 23, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Brian C. Cornell
Brian C. Cornell
Jan 23, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, GRANT B. MCGEE, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords for electronic filings with the SEC, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Joseph M. DePinto
Joseph M. DePinto
Aug 3, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Robert L. Edwards
Robert L. Edwards
Jan 24, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Michael J. Fiddelke
Michael J. Fiddelke
Jan 26, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords for electronic filings with the SEC, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ John R. Hoke III
John R. Hoke III
Jan 9, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Christine A. Leahy
Christine A. Leahy
Jan 28, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Monica C. Lozano
Monica C. Lozano
Jan 23, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Derica W. Rice
Derica W. Rice
Jan 25, 2026

TARGET CORPORATION
Power of Attorney
of Director and/or Officer
The undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint MICHAEL J. FIDDELKE, JIM LEE, DAVID L. DONLIN, MINETTE M. LOULA, MIRANDA S. HIRNER, JAYNA M. PAQUIN, and MARY B. STANLEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act; (2) one or more Forms 3, 4, or 5 pursuant to the 1934 Act, Forms 144 pursuant to the Securities Act of 1933, as amended (the “1933 Act”), or applications (including Form ID) to obtain codes and passwords to enable the undersigned to submit electronic filings with the SEC, via the Electronic Data Gathering and Retrieval (“EDGAR”) system, and all related documents, amendments, supplementations and corrections thereto; and (3) one or more Registration Statements, on Form S-3, Form S-8, or other applicable forms, and all amendments, including post-effective amendments thereto, to be filed by the Corporation with the SEC in connection with the registration under the 1933 Act, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.
The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.
The undersigned has executed this Power of Attorney as of the date indicated below.

/s/ Dmitri L. Stockton
Dmitri L. Stockton
Jan 26, 2026